1




               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 6, 1999


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                         1-3215                  22-
1024240

  (State or other                  (Commission         (I.R.S.
Employer
  jurisdiction                     File Number)
Identification No.)
  of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

       (Address of principal executive offices)       (zip code)


Registrant's telephone number including area code: (732) 524-0400



Item 5.   Other Events.


As previously reported in Registrant's Form 10-Q for the quarterly period ended October 3, 1999, on October 6, 1999, Johnson & Johnson ("J&J") and Centocor, Inc. ("Centocor") completed their merger (the "Merger"), pursuant to which Centocor merged with and into a wholly owned subsidiary of J&J. In connection with the Merger, J&J is filing herewith certain supplemental financial information, including the restated audited consolidated financial statements of J&J and its subsidiaries as of January 3, 1999 and December 27, 1997 and for each of the years in the three-year period ended January 3, 1999, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of J&J, which are being filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference. Also incorporated herein by reference is the independent auditors' report filed as Exhibit 99.1 herewith.

The supplemental financial statements give retroactive effect to the Merger, which has been accounted for as a pooling of interests as described in Note 1 to the supplemental consolidated financial statements. Generally accepted accounting principles do not permit giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The supplemental financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of J&J after financial statements covering the date of consummation of the Merger are issued.

The unaudited supplemental condensed consolidated financial statements of J&J and its subsidiaries for the three months and nine months ended October 3, 1999, including the related Management's Discussion and Analysis of Financial Condition and Results of Operations of J&J, are being filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits



Exhibit No.                                  Description of Exhibit
99.1 Form 10K for the period ended January 3, 1999
27.1                          Financial Data Schedule as of January
3, 1999
99.2 Form 10Q for the period ended October 3, 1999
27.2                          Financial Data Schedule as of October
3, 1999
23                            Consent of Independent Accountants


                              SIGNATURE



Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: December 13, 1999                 By: /s/ Clarence
E. Lockett
                                        Clarence E.
Lockett
                                   Controller